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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-6



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Section 7.3 Indenture                                                                      Distribution Date:              8/16/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                                 0.00
            Class B Principal Payment                                                 0.00
            Class C Principal Payment                                                 0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                                 0.00
            Class B Principal Payment                                                 0.00
            Class C Principal Payment                                                 0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                                 1,182,720.00
            Class B Note Interest Requirement                                   118,408.89
            Class C Note Interest Requirement                                   213,840.00
                      Total                                                   1,514,968.89

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                                      1.28000
            Class B Note Interest Requirement                                      1.53778
            Class C Note Interest Requirement                                      2.16000

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                                     924,000,000
            Class B Note Principal Balance                                      77,000,000
            Class C Note Principal Balance                                      99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account                       11,000,000.00

(v)    Required Owner Trust Spread Account Amount                            11,000,000.00
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                                            By:
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                                            Name:   Patricia M. Garvey
                                            Title:  Vice President